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                     CLASS A, CLASS B AND CLASS C SHARES OF

                           AIM WORLDWIDE SPECTRUM FUND

                       Supplement dated February 21, 2003
                       to the Prospectus dated May 1, 2002
        as supplemented June 7, 2002, July 1, 2002 and December 31, 2002

This supplement supercedes and replaces in their entirety the supplements dated June 7, 2002, July 1, 2002 and December 31, 2002.

At a meeting held on February 6, 2003, the Board of Trustees of AIM Funds Group, on behalf of AIM Worldwide Spectrum Fund, voted to change the fund's name to "AIM Global Value Fund" and also approved certain changes to the fund's investment strategies. These changes become effective on April 30, 2003. The changes to the fund's investment strategies are reflected in the following paragraphs, which replace in their entirety the fifth, sixth and seventh paragraphs under the heading "INVESTMENT OBJECTIVE AND STRATEGIES" on page 1 of the Prospectus:

               "The portfolio managers focus on companies that they believe trade below their intrinsic value, based on standard industry measurements and other subjective measurements considered appropriate by the portfolio managers from time to time.

               The portfolio managers may invest in securities that may increase in value in the near-term as the result of a catalyst such as a new product launch, a restructuring, a management change, or a divestiture of a portion of a company. The portfolio managers may sell the security once they believe that the catalyst has caused the intrinsic value of the security to be realized or they believe that the company may not realize its full market value in the form of increased equity values.

               The portfolio managers focus on undervalued equity securities of
               (1) out-of-favor cyclical companies, (2) established companies that are undervalued compared to historical relative valuation parameters, (3) companies where there is early but tangible evidence of improving prospects that are not yet reflected in the price of the company's equity securities and (4) companies whose equity securities are selling at prices that do not reflect the current market value of their assets and where there is reason to expect realization of this market value in the form of increased equity values. The portfolio managers consider whether to sell a particular security when they believe the company no longer fits into any of the above categories.

               In selecting countries in which the fund will invest, the fund's portfolio managers also consider such factors as the prospect for relative economic growth of countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The fund's portfolio managers consider whether to remain invested in a particular country when any of these factors materially changes."

The following disclosure, which became effective on December 31, 2002, replaced in its entirety the information appearing under the heading "FUND MANAGEMENT - PORTFOLIO MANAGERS" on page 5 of the Prospectus:

               "The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of the fund's portfolio are

               o Roger Mortimer (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1995.

               o Glen Hilton, Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and /or its affiliates since 2002. From

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                   2001 to 2002, he was a portfolio manager and senior analyst for Montgomery Asset Management, and from 1997 to 2001 an analyst for the same company.

               More information on the fund's management team may be found on our website (http://www.aiminvestments.com)."

The remaining portion of this supplement was contained in a prior supplement dated July 1, 2002.

The following replaced in its entirety the last sentence of the fourth paragraph appearing under the heading "INVESTMENT OBJECTIVE AND STRATEGIES" on page 1 of the Prospectus:

               "For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase."

The following replaced in its entirety the eighth paragraph appearing under the heading "INVESTMENT OBJECTIVE AND STRATEGIES" on page 1 of the Prospectus:

               "In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective."

A new class of shares, Class R shares, was added to certain of the AIM Funds that are Category I and II Funds. In conjunction with the addition of the Class R shares, the Boards of Directors/Trustees of the AIM Funds approved certain changes with respect to the Class A shares of all Category I and II Funds.

The following changes, which became effective November 1, 2002, relate solely to purchases of $1,000,000 or more ("Large Purchase(s)") of Class A shares of Category I and II Funds by qualified retirement plans ("Plans"). No changes were made with respect to Class A shares of Category I and II Funds purchased by persons or entities other than Plans or with respect to Class A shares of Category III Funds.

Large Purchases of Class A shares currently are subject to a contingent deferred sales charge of 1.00% of net assets for eighteen months, commencing on the date of purchase.

Effective November 1, 2002, provided that the applicable dealer of record is able to establish that a Plan's Large Purchase of Class A shares is a new investment, A I M Distributors, Inc. ("AIM Distributors") will pay a dealer concession or advance a service fee (collectively, "dealer concessions") to the dealer of record in connection with such Large Purchase and such Class A shares will be subject to a contingent deferred sales charge of 1.00% of net assets for twelve months, commencing on the date the Plan first deposits money in the AIM Fund account. A "new investment" means a purchase payment consisting of funds that represent a new investment in the AIM Funds, rather than funds that represent the proceeds of one or more exchanges of shares that involved shares of an AIM Fund or funds that represent the proceeds of one or more retirement plan loan repayments that involved shares of an AIM Fund. If the applicable dealer of record is unable to establish that a Plan's Large Purchase of Class A shares is a new investment, AIM Distributors will not pay a dealer concession in connection with such Large Purchase and such Class A shares will not be subject to a contingent deferred sales charge.